UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 5, 2014

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Matters.

The Board of Directors (the “Board”) of DCT Industrial Trust Inc. (the “Company”) (NYSE: DCT), in connection with its regular review of the Company’s corporate governance structure, has made the changes described below in order to further align the Company’s corporate governance structure with the interests of the Company’s stockholders.

Prohibition on Classification of Board

The Board has adopted a resolution prohibiting the Company from electing to be subject to Section 3-803 of the Maryland General Corporation Law (the “MGCL”). Section 3-803 of the MGCL, together with other provisions of Subtitle 8 of Title 3 of the MGCL, permits the board of directors of a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to classify the board of directors without stockholder approval notwithstanding any contrary provision in the charter or bylaws. By adopting this resolution, the Company will be prohibited from classifying the Board without first obtaining stockholder approval. On May 5, 2014, the Company filed the Articles Supplementary, attached hereto as Exhibit 3.1, to the charter of the Company with the State Department of Assessments and Taxation of Maryland reflecting the adoption of this resolution.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated by reference.

Expanded Anti-Hedging and Anti-Pledging Policy

The Board expanded the Company’s existing anti-hedging and anti-pledging policies by (i) subjecting all employees of the Company (as opposed to just directors and executive officers) to the anti-hedging policy, (ii) eliminating the ability of the Audit Committee of the Board to make exceptions to the anti-hedging policy, and (iii) eliminating the ability of the Company’s compliance officer to make exceptions to the anti-pledging policy for executive officers and directors. None of the Company’s directors or executive officers have engaged in any hedging transactions with respect to the Company’s stock or pledged any shares of the Company’s stock, nor is the Company aware of any of its employees engaging in hedging transactions. Accordingly, this expansion of the Company’s existing anti-hedging and anti-pledging policies further formalizes the practices that the Company believes its employees, executive officers and directors had already been observing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+3.1	Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on May 5, 2014

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2014	DCT INDUSTRIAL TRUST INC.

	By:	/s/ John G. Spiegleman
	Name:	John G. Spiegleman
	Title:	Executive Vice President and General Counsel